OPERATING REVENUES	6 Months Ended
Jun. 30, 2021
Revenue from Contract with Customer [Abstract]
OPERATING REVENUES	OPERATING REVENUES
Certain of our voyage charter contracts contain a lease. Voyage charters contain a lease component if the contract (i) specifies a specific vessel asset; and (ii) has terms that allow the charterer to exercise substantive decision-making rights, which have an economic value to the charterer and therefore allow the charterer to direct how and for what purpose the vessel is used. Voyage charter revenues and expenses are recognized ratably over the estimated length of each voyage, which the Company has assessed commence on loading of the cargo. ASC 842 Leases provides a practical expedient for lessors in which the lessor may elect, by class of underlying asset, to not separate non-lease components from the associated lease component and, instead, to account for these components as a single component if both of the following are met: (1) the timing and pattern of transfer of the non-lease component(s) and associated lease component are the same and (2) the lease component, if accounted for separately, would be classified as an operating lease. When a lessor, we have elected this expedient for our time charter contracts and voyage charter contracts that qualify as leases and thus do not separate the non-lease component, or service element, from the lease. Furthermore, ASC 842 Leases requires the Company to account for the combined component in accordance with ASC 606 Revenues from contracts with customers if the non-lease components are the predominant components. The Company has assessed that the lease components were the predominant component for all of its time charter contracts. Furthermore, for certain of its voyage charter contracts the lease components were the predominant components.

The lease and non-lease components of our revenues in the six months ended June 30, 2021 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Time charter revenues	42,111	—	42,111
Voyage charter revenues	23,433	290,484	313,917
Other income	—	7,982	7,982
Total	65,544	298,466	364,010

The lease and non-lease components of our revenues in the six months ended June 30, 2020 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Time charter revenues	76,534	—	76,534
Voyage charter revenues	514,343	194,185	708,528
Other income	—	13,842	13,842
Total	590,877	208,027	798,904
Certain voyage expenses are capitalized between the previous discharge port, or contract date if later, and the next load port and amortized between load port and discharge port. $5.2 million of contract assets were capitalized in the period ended June 30, 2021 as "Other current assets", of which $1.9 million was amortized up to June 30, 2021, leaving a remaining balance of $3.3 million as of June 30, 2021. $2.5 million of contract assets were amortized in the six months ended June 30, 2021 in relation to voyages in progress at the end of December 31, 2020. No impairment losses were recognized in the period.

As of June 30, 2021 and December 31, 2020, the Company reported the following contract assets in relation to its contracts with customers, including those contracts containing lease components where the non-lease component was the predominant component and the revenues where therefore accounted for under ASC 606:

(in thousands of $)	2021	2020
Voyages in progress	26,601	27,621
Trade accounts receivable	42,745	25,615
Related party receivables	9,509	7,195
Other current assets	3,337	2,527
Total	82,192	62,958
The timing and pattern of revenue recognition under our revenue contracts that have lease and non-lease components is not materially different even when accounted for separately under ASC 842 and ASC 606, respectively.